Form C

Cover Page

Name of issuer:

DNA PRO-FIT LLC

Legal status of issuer:

Form: Limited Liability Company

Jurisdiction of Incorporation/Organization: FL

Date of organization: 3/2/2015

Physical address of issuer:

11470 NW 82 Ter
DORAL FL 33178

Website of issuer:

http://www.dnapro-fit.com

Name of intermediary through which the offering will be conducted:

Wefunder Portal LLC

CIK number of intermediary:

0001670254

SEC file number of intermediary:

007-00033

CRD number, if applicable, of intermediary:

283503

Amount of compensation to be paid to the intermediary, whether as a dollar amount or a percentage of the offering amount, or a good faith estimate if the exact amount is not available at the time of the filing, for conducting the offering, including the amount of referral and any other fees associated with the offering:

5.0% of the offering amount upon a successful fundraise, and be entitled to reimbursement for out-of-pocket third party expenses it pays or incurs on behalf of the Issuer in connection with the offering.

Any other direct or indirect interest in the issuer held by the intermediary, or any arrangement for the intermediary to acquire such an interest:

Securities equal to 2.0% of the securities sold will be issued to the intermediary upon a successful fundraise.

Type of security offered:

☐ Common Stock
☐ Preferred Stock
☑ Debt
☐ Other

If Other, describe the security offered:

Target number of securities to be offered:

75,000

Price:

$1.00000

Method for determining price:

Pro-rated portion of the total principal value of $75,000; interests will be sold in increments of $1.

Target offering amount:

$75,000.00

Oversubscriptions accepted:

☑ Yes
☐ No

If yes, disclose how oversubscriptions will be allocated:

☐ Pro-rata basis
☐ First-come, first-served basis
☑ Other

If other, describe how oversubscriptions will be allocated:

As determined by the issuer

Maximum offering amount (if different from target offering amount):

$750,000.00

Deadline to reach the target offering amount:

2/8/2019

NOTE: If the sum of the investment commitments does not equal or exceed the target offering amount at the offering deadline, no securities will be sold in the offering, investment commitments will be cancelled and committed funds will be returned.

Current number of employees:

1

	Most recent fiscal year-end:	Prior fiscal year-end:
Total Assets:	$21,704.00	$22,149.00
Cash & Cash Equivalents:	$666.00	$353.00
Accounts Receivable:	$0.00	$0.00
Short-term Debt:	$0.00	$4,520.00
Long-term Debt:	$0.00	$0.00
Revenues/Sales:	$4,324.00	$2,323.00
Cost of Goods Sold:	$3,415.00	$1,016.00
Taxes Paid:	$286.00	$188.00
Net Income:	($7,073.00)	($9,040.00)

Select the jurisdictions in which the issuer intends to offer the securities:

AL, AK, AZ, AR, CA, CO, CT, DE, DC, FL, GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NY, NC, ND, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VT, VA, WA, WV, WI, WY, B5, GU, PR, VI, 1V

Offering Statement

Respond to each question in each paragraph of this part. Set forth each question and any notes, but not any instructions thereto, in their entirety. If disclosure in response to any question is responsive to one or more other questions, it is not necessary to repeat the disclosure. If a question or series of questions is inapplicable or the response is available elsewhere in the Form, either state that it is inapplicable, include a cross-reference to the responsive disclosure, or omit the question or series of questions.

Be very careful and precise in answering all questions. Give full and complete answers so that they are not misleading under the circumstances involved. Do not discuss any future performance or other anticipated event unless you have a reasonable basis to believe that it will actually occur within the foreseeable future. If any answer requiring significant information is materially inaccurate, incomplete or misleading, the Company, its management and principal shareholders may be liable to investors based on that information.

THE COMPANY

1. Name of issuer:

DNA PRO-FIT LLC

COMPANY ELIGIBILITY

2. ☑ Check this box to certify that all of the following statements are true for the issuer.

- Organized under, and subject to, the laws of a State or territory of the United States or the District of Columbia.
- Not subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.
- Not an investment company registered or required to be registered under the Investment Company Act of 1940.
- Not ineligible to rely on this exemption under Section 4(a)(6) of the Securities Act as a result of a disqualification specified in Rule 503(a) of Regulation Crowdfunding.
- Has filed with the Commission and provided to investors, to the extent required, the ongoing annual reports required by Regulation Crowdfunding during the two years immediately preceding the filing of this offering statement (or for such shorter period that the issuer was required to file such reports).
- Not a development stage company that (a) has no specific business plan or (b) has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies.

3. Has the issuer or any of its predecessors previously failed to comply with the ongoing reporting requirements of Rule 202 of Regulation Crowdfunding?

☐ Yes ☑ No

DIRECTORS OF THE COMPANY

4. Provide the following information about each director (and any persons occupying a similar status or performing a similar function) of the issuer.

Director	Principal Occupation	Main Employer	Year Joined as Director
Domingo Correa	President	DNA PRO-FIT	2015

For three years of business experience, refer to Appendix D: Director & Officer Work History.

OFFICERS OF THE COMPANY

5. Provide the following information about each officer (and any persons occupying a similar status or performing a similar function) of the issuer.

Officer	Positions Held	Year Joined
Domingo Correa	President	2015

For three years of business experience, refer to Appendix D: Director & Officer Work History.

PRINCIPAL SECURITY HOLDERS

6. Provide the name and ownership level of each person, as of the most recent practicable date, who is the beneficial owner of 20 percent or more of the issuer's outstanding voting equity securities, calculated on the basis of voting power.

Name of Holder	No. and Class of Securities Now Held	% of Voting Power Prior to Offering

No principal security holders.

BUSINESS AND ANTICIPATED BUSINESS PLAN

7. Describe in detail the business of the issuer and the anticipated business plan of the issuer.

For a description of our business and our business plan, please refer to the attached Appendix A, Business Description & Plan

RISK FACTORS

A crowdfunding investment involves risk. You should not invest any funds in this offering unless you can afford to lose your entire investment.

In making an investment decision, investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. These securities have not been recommended or approved by any federal or state securities commission or regulatory authority. Furthermore, these authorities have not passed upon the accuracy or adequacy of this document.

The U.S. Securities and Exchange Commission does not pass upon the merits of any securities offered or the terms of the offering, nor does it pass upon the accuracy or completeness of any offering document or literature.

These securities are offered under an exemption from registration; however, the U.S. Securities and Exchange Commission has not made an independent determination that these securities are exempt from registration.

8. Discuss the material factors that make an investment in the issuer speculative or risky:

> **Competitive marketplace: There are more than 7,500 businesses that could potentially replicate a formulation similar to that of DNA PRO-FIT's supplements. It is difficult to determine the competition that the Company will face as it progresses through its operations. As such, it is necessary that the Company implement a number of different targeted marketing strategies in order to effectively brand and differentiate the products offered by the business in order to highlight the product quality and selection as well as the excellent customer experience.**
>
> **Return of Investment: we will pay to investors based on our actual gross revenue, not our projected revenue. The Company may never achieve sufficient revenue to reach the payback target if our sales and marketing strategy are not properly executed. Revenue is highly dependent on direct consumer sales and sales to retailers.**
>
> **Limited operating history: We have a limited history as an operating company selling products and has not generated any profit to date. This may have a negative effect on our ability to accurately predict cash flow and profitability. You are investing in this company because you like the strategy we have presented and you believe the founders can successfully execute it.**

Financing Risk: Even though we feel this is a low risk because the margins achieved from the sale of our products are substantial, and the operating income of the business will ensure that the business is able to remain profitable and cash flow positive at all times. DNA Pro-Fit is not profitable at the time of this financing. A big portion of this crowdfunding will be allocated to cover inventory costs and to marketing in order to increase sales volume. Future capital rounds may be required if the company does not achieve sustainable profitability with this crowdfunding.

Legal Risk: Nutritional Supplement businesses can be adversely impacted by legal actions and complaints from customers or government agencies resulting from health claims, allergens, injury or other health concerns. Undesirable publicity about these allegations may negatively affect us, regardless of whether the allegations are true, by discouraging customers from buying our products. Even though we work we a cGMP manufacturer and our product is protected under their product liability insurance umbrella. Litigation and publicity concerning food quality, health claims, and other issues could expose our company to liabilities.

Marketing Risk: Management intends to use very dynamic marketing strategies to target people interested in weight management and performance supplements. To execute our plan successfully, several critical success factors apply:

Marketing costs and expenses may exceed current estimates.
Market adoption of our products or our ability to differentiate our products to create brand recognition.
Our ability to continue and accelerate our organic marketplace growth.
Regulatory changes could interrupt the marketing and sales, damage our brand reputation, increase our operating costs.

Compliance Risk: As a nutritional supplement brand, we have to be compliant with several laws and regulations by a number of government agencies, including the FDA and the FTC. Adhering to those laws and regulations, as they currently exist or as modified in the future, may increase our costs, limit or eliminate our ability to market and sell some products, require recalls, or negatively impact our business.

Our manufacturers are also subject to such laws and regulations. These laws and regulations apply to many aspects of our business, including the sourcing of ingredients, manufacturing, packaging, labeling, distribution, advertising, sale, quality and safety of the products we sell.

Manufacturing Risk: Our Company has identified and started working with a local cGMP laboratory that has been manufacturing private label supplements since 2001. We have carefully selected a local supplier to avoid shipping expenses and to ensure accessibility to their manufacturing plant. They play an important role in manufacturing all of our products and any change in their business model could unfavorably affect the Company's ability to produce and deliver products to the marketplace.

Sales Risk: we intend to execute very dynamic marketing strategies to increase sales as well as to create brand awareness. We plan to generate 90% of our revenue through high volume channels including Amazon, Groupon, Bonanza, and our website. In addition, 10% of our sales are projected to be though other conventional channels: retails, distributors, health clubs, etc. To execute our plan successfully, several critical success factors apply:

Our ability to successfully execute our marketing strategy and the expansion of our referral program.
Increase online demand as well as physical demand to capture the attention of distributors.
Our continued success with developing the Company's products, market and distribution;
Our ability to make favorable deals with retailers and distributors.
Our ability to scale our sales force and operations to always exceed customer expectations.

Our future success depends on the efforts of a small management team. The loss of services of the members of the management team may have an adverse effect on the company. There can be no assurance that we will be successful in attracting and retaining other personnel we require to successfully grow our business..

The Offering

USE OF FUNDS

9. What is the purpose of this offering?

The Company intends to use the net proceeds of this offering for working capital and general corporate purposes, which includes the specific items listed in Item 10 below. While the Company expects to use the net proceeds from the Offering in the manner described above, it cannot specify with certainty the particular uses of the net proceeds that it will receive from from this Offering. Accordingly, the Company will have broad discretion in using these proceeds.

10. How does the issuer intend to use the proceeds of this offering?

If we raise: **$75,000**

Use of Proceeds: 40% towards inventory, 26% towards marketing, 22 % towards operational expenses, 5% Wefunder Intermediary fee, 7% towards accounting and legal fees.

If we raise: **$750,000**

Use of Proceeds: 62% towards inventory, 24% towards marketing, 6 % towards operational expenses, 5% Wefunder Intermediary fee, 2% towards new app development, 1% towards accounting and legal fees.

DELIVERY & CANCELLATIONS

11. How will the issuer complete the transaction and deliver securities to the investors?

If we reach our target offering amount prior to the deadline, we may conduct an initial closing of the offering early if we provide notice about the new offering deadline at least five business days prior to the new offering deadline (absent a material change that would require an extension of the offering and reconfirmation of the investment commitment). Wefunder will notify investors if we conduct an initial closing. Thereafter, we may conduct additional closings from time to time at our and Wefunder's discretion until the deadline date.

The following describes the process to invest in the Company, including how the Company will complete an Investor's transaction and deliver securities to the investor.

1. Investor Commitment. The Investor will submit, through Wefunder Portal, a requested investment amount. When doing so, the Investor will also execute an investment contract with the Company ("Investment Agreement"), using the Investor's electronic signature.
2. Acceptance of the Investment. If the Investor Agreement is complete, the Investor's commitment will typically be recorded within a few minutes. The commitment will also be available on the Investor's "My Investments" screen on the wefunder.com website. After the offering closes, the contract will be counter-signed by the Company. The executed investment contract will then be sent to the investor via email, and is also available to download on the "My Investments" screen.
3. Investor Transfer of Funds. Upon receiving confirmation that an investment has been accepted, the Investor will be responsible for transferring funds from a source that is accepted by Wefunder Portal into an escrow account held with a third party bank on behalf of issuers offering securities through Wefunder Portal.
4. Progress of the Offering. The Investor will receive periodic email updates on the progress of the offering, including total amounts raised at any given time, and will be notified by email and through the "My Investments" screen when the target offering amount is met.
5. Closing: Original Deadline. Unless we meet the target offering amount early, Investor funds will be transferred from the escrow account to the Company on the deadline date identified in the Cover Page to this Form C and the Company's Wefunder Portal Profile.
6. Early Closings. If the target offering amount is met prior to the original deadline date, we may close the offering earlier, but no less than 21 days after the date on which information about the Company, including this Form C, is posted on our Wefunder Portal Profile. We will reschedule the offering deadline, and at least five days prior to the new deadline, investors will receive notice of it by email and through the "My Investments" screen. At the time of the new deadline, your funds will be transferred to the Company from the escrow account, provided that the target offering amount is still met after any cancellations.
7. Book Entry. Investments may be in book entry form. This means that the Investor may not receive a certificate representing his or her investment. Each investment will be recorded in our books and records and will be recorded in each Investors' "My Investments" screen. The Investor will also be emailed the Investment Agreement again. The Investment Agreement will also be available on the "My Investments" screen. At the option of the Company, you may receive an electronic certificate.

12. How can an investor cancel an investment commitment?

NOTE: Investors may cancel an investment commitment until 48 hours prior to the deadline identified in these offering materials.

The intermediary will notify investors when the target offering amount has been met. If the issuer reaches the target offering amount prior to the deadline identified in the offering materials, it may close the offering early if it provides notice about the new offering deadline at least five business days prior to such new offering deadline (absent a material change that would require an extension of the offering and reconfirmation of the investment commitment).

If an investor does not cancel an investment commitment before the 48-hour period prior to the offering deadline, the funds will be released to the issuer upon closing of the offering and the investor will receive securities in exchange for his or her investment.

If an investor does not reconfirm his or her investment commitment after a material change is made to the offering, the investor's investment commitment will be cancelled and the committed funds will be returned.

An Investor's right to cancel. An Investor may cancel his or her investment commitment at any time until 48 hours prior to the offering deadline.

If there is a material change to the terms of the offering or the information provided to the Investor about the offering and/or the Company, the Investor will be provided notice of the change and must re-confirm his or her investment commitment within five business days of receipt of the notice. If the Investor does not reconfirm, he or she will receive notifications disclosing that the commitment was cancelled, the reason for the cancellation, and the refund amount that the investor is required to receive. If a material change occurs within five business days of the maximum number of days the offering is to remain open, the offering will be extended to allow for a period of five business days for the investor to reconfirm.

If the Investor cancels his or her investment commitment during the period when cancellation is permissible, or does not reconfirm a commitment in the case of a material change to the investment, or the offering does not close, all of the Investor's funds will be returned within five business days.

Within five business days of cancellation of an offering by the Company, the Company will give each investor notification of the cancellation, disclose the reason for the cancellation, identify the refund amount the Investor will receive, and refund the Investor's funds.

The Company's right to cancel. The Investment Agreement you will execute with us provides the Company the right to cancel for any reason before the offering deadline.

If the sum of the investment commitments from all investors does not equal or exceed the target offering amount at the time of the offering deadline, no securities will be sold in the offering, investment commitments will be cancelled and committed funds will be returned.

In addition, we may cap at 450 the total number of investors who will be allowed to invest through the offering that are not "accredited investors," as defined in Rule 501(a) of Regulation D under the Securities Act of 1933. In the event that more than 450 non-accredited investors are initially accepted into an offering in step (2) described in Question 11, the Company may cancel investments based on the order in which payments by Investors were received, or other criteria at the discretion of the Company, before the offering deadline.

Ownership and Capital Structure

THE OFFERING

13. Describe the terms of the securities being offered.

The company is issuing promissory notes to lenders. The principal amount of each note is the amount lent by the lender. The company will use 10% of its gross revenues to pay back principle on the notes. Each note will be paid back based on its pro rata share of all notes issued in this offering. The company will make payments to the lender quarterly. The company may prepay principal and interest at any time. The company will continue payments until lenders have received 2x their principle amount (the repayment amount), provided however that at any time the company may defer up to 1 such payments upon notice to the Lender.

Lenders who fund the first $300,000 of the fundraise will receive 2.25x their principal.

Upon the occurrence of an event of default (as defined in each note), all unpaid principal, accrued interest and other amounts owing will automatically be immediately due, payable and collectible by the company pursuant to applicable law.

The notes do not provide lenders with any voting rights in the company.

See exact security attached as

See exact security attached as Appendix B, Investor Contracts.

14. Do the securities offered have voting rights?

☐ Yes
☑ No

15. Are there any limitations on any voting or other rights identified above?

☑ Yes: No Voting Rights
☐ No

16. How may the terms of the securities being offered be modified?

Any provision of this instrument (other than the Repayment Amount) may be amended, waived or modified as follows: upon the written consent of the Borrower the holders of a majority in principal of the Repayment Amounts of all Notes.

RESTRICTIONS ON TRANSFER OF THE SECURITIES BEING OFFERED:

The securities being offered may not be transferred by any purchaser of such securities during the one year period beginning when the securities were issued, unless such securities are transferred:

1. to the issuer;
2. to an accredited investor;
3. as part of an offering registered with the U.S. Securities and Exchange Commission; or
4. to a member of the family of the purchaser or the equivalent, to a trust controlled by the purchaser, to a trust created for the benefit of a member of the family of the purchaser or the equivalent, or in connection with the death or divorce of the purchaser or other similar circumstance.

NOTE: The term "accredited investor" means any person who comes within any of the categories set forth in Rule 501(a) of Regulation D, or who the seller reasonably believes comes within any of such categories, at the time of the sale of the securities to that person.

The term "member of the family of the purchaser or the equivalent" includes a child, stepchild, grandchild, parent, stepparent, grandparent, spouse or spousal equivalent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the purchaser, and includes adoptive relationships. The term "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.

DESCRIPTION OF ISSUER'S SECURITIES

17. What other securities or classes of securities of the issuer are outstanding? Describe the material terms of any other outstanding securities or classes of securities of the issuer.

Class of Security	Securities (or Amount) Authorized	Securities (or Amount) Outstanding	Voting Rights
This is an LLC with no issued units.			

Class of Security	Securities Reserved for Issuance upon Exercise or Conversion
Warrants:	
Options:	

Describe any other rights:

Domingo Correa currently owns 100% Membership Interests in the Company.

18. How may the rights of the securities being offered be materially limited, diluted or qualified by the rights of any other class of security identified above?

Because the Investor holds no voting rights in the company, the holders of a majority-in-interest of voting rights in the Company could limit the Investor's rights in a material way. For example, those interest holders could vote to change the terms of the agreements governing the Company's operations or cause the Company to engage in additional offerings (including potentially a public offering) These decisions could affect gross revenues and diminish payments made to Investors. **Based on the risk that the company may never realize revenues or face a Default Event, the Investor may never see any returns. Additional risks related to the rights of other security holders are discussed below, in Question 20.**

19. Are there any differences not reflected above between the securities being offered and each other class of security of the issuer?

None

20. How could the exercise of rights held by the principal shareholders identified in Question 6 above affect the purchasers of the securities being offered?

As holders of a majority-in-interest of voting rights in the Company, **the unitholders** may make decisions with which the Investor disagrees, or that negatively affect the gross revenues of the Company, and the Investor will have no recourse to change these decisions. The Investor's interests may conflict with those of other investors, and there is no guarantee that the Company will develop in a way that is optimal for or advantageous to the Investor.

For example, **the unitholders** may change the terms of the operating agreement for the company, change the terms of securities issued by the Company, change the management of the Company, and even force out minority holders of securities. **The unitholders** may make changes that affect the tax treatment of the Company in ways that are unfavorable to you but favorable to them. Other holders of securities of the Company may also have access to more information than the Investor, leaving the Investor at a disadvantage with respect to any decisions regarding the securities he or she owns.

The unitholders have the right to redeem their securities at any time. **Unitholders** could decide to force the Company to redeem their **securities** at a time that is not favorable to the Investor and is damaging to the Company. Investors' exit may affect the value of the Company and/or its viability.

In cases where the rights of holders of convertible debt, SAFES, or other outstanding options or warrants are exercised, or if new awards are granted under our equity compensation plans, an Investor's interests in the Company may be negatively affected.
Based on the risks described above, the Investor could lose all or part of his or her investment in the securities in this offering, and may never see positive returns.

21. How are the securities being offered being valued? Include examples of methods for how such securities may be valued by the issuer in the future, including during subsequent corporate actions.

The offering price for the securities offered pursuant to this Form C has been determined arbitrarily by the Company, and does not necessarily bear any relationship to the Company's book value, assets, earnings or other generally accepted valuation criteria. In determining the offering price, the Company did not employ investment banking firms or other outside organizations to make an independent appraisal or evaluation. Accordingly, the offering price should not be considered to be indicative of the actual value of the securities offered hereby.

The value of the promissory notes will be determined by the Company's senior management in accordance with U.S. generally accepted accounting principles. For example, the notes may be valued based on principal plus anticipated interest payments over the course of the term of the note.

22. What are the risks to purchasers of the securities relating to minority ownership in the issuer?

The marketability and value of the Investor's interest in the Company will depend upon many factors outside the control of the Investor. The Company will be managed by its officers and be governed in accordance with the strategic direction and decision-making of its management, and the Investor will have no independent right to name or remove an officer or member of the management of the Company.

23. What are the risks to purchasers associated with corporate actions, including additional issuances of securities, issuer repurchases of securities, a sale of the issuer or of assets of the issuer or transactions with related parties?

Additional issuances of securities. Following the Investor's investment in the Company, the Company may sell interests to additional investors, which will dilute the percentage interest of the Investor in the Company. The Investor may have the opportunity to increase its investment in the Company in such a transaction, but such opportunity cannot be assured. The amount of additional financing needed by the Company, if any, will depend upon the maturity and objectives of the Company. The declining of an opportunity or the inability of the Investor to make a follow-on investment, or the lack of an opportunity to make such a follow-on investment, may result in substantial dilution of the Investor's interest in the Company.

Issuer repurchases of securities. The Company may have authority to repurchase its securities from unitholders, which may serve to decrease any liquidity in the market for such securities, decrease the percentage interests held by other similarly situated investors to the Investor, and create pressure on the Investor to sell its securities to the Company concurrently.

A sale of the issuer or of assets of the issuer. As a minority owner of the Company, the Investor will have limited or no ability to influence a potential sale of the Company or a substantial portion of its assets. Thus, the Investor will rely upon the executive management of the Company to manage the Company so as to maximize value for unitholders. Accordingly, the success of the Investor's investment in the Company will depend in large part upon the skill and expertise of the executive management of the Company. If the Management of the Company authorizes a sale of all or a part of the Company, or a disposition of a substantial portion of the Company's assets, there can be no guarantee that the value received by the Investor, together with the fair market estimate of the value remaining in the Company, will be equal to or exceed the value of the Investor's initial investment in the Company.

Transactions with related parties. The Investor should be aware that there will be occasions when the Company may encounter potential conflicts of interest in its operations. On any issue involving conflicts of interest, the executive management of the Company will be guided by their good faith judgement as to the Company's best interests. The Company may engage in transactions with affiliates, subsidiaries or other related parties, which may be on terms which are not arm's-length, but will be in all cases consistent with the duties of the management of the Company to its unitholders. By acquiring an interest in the Company, the Investor will be deemed to have acknowledged the existence of any such actual or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

24. Describe the material terms of any indebtedness of the issuer:

None

25. What other exempt offerings has the issuer conducted within the past three years?

Offering Date	Exemption	Security Type	Amount Sold	Use of Proceeds
		No exempt offerings.		

26. Was or is the issuer or any entities controlled by or under common control with the issuer a party to any transaction since the beginning of the issuer's last fiscal year, or any currently proposed transaction, where the amount involved exceeds five percent of the aggregate amount of capital raised by the issuer in reliance on Section 4(a)(6) of the Securities Act during the preceding 12- month period, including the amount the issuer seeks to raise in the current offering, in which any of the following persons had or is to have a direct or indirect material interest:

1. any director or officer of the issuer;
2. any person who is, as of the most recent practicable date, the beneficial owner of 20 percent or more of the issuer's outstanding voting equity securities, calculated on the basis of voting power;
3. if the issuer was incorporated or organized within the past three years, any promoter of the issuer;
4. or (4) any immediate family member of any of the foregoing persons.

☐ Yes
☑ No

FINANCIAL CONDITION OF THE ISSUER

27. Does the issuer have an operating history?

☑ Yes
☐ No

28. Describe the financial condition of the issuer, including, to the extent material, liquidity, capital resources and historical results of operations.

Management's Discussion and Analysis of Financial Condition and Results of Operations

You should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and the related notes and other financial information included elsewhere in this offering. Some of the information contained in this discussion and analysis, including information regarding the strategy and plans for our business, includes forward-looking statements that involve risks and uncertainties. You should review the "Risk Factors" section for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Overview

"Day Night Aid for Professional Fitness" is a brand that provides a carefully engineered line of nutritional supplements, designed to satisfy the day and night requirements of those seeking to lose weight and optimize athletic performance.

Becoming a leading brand of weight loss and fitness supplements. Our main goal is to attract and maintain customers and always exceed their expectations to build long term relationships and trust. By offering a superior product line, an outstanding customer service experience, and employing innovative marketing techniques; the company will develop relationships mass merchandisers throughout the globe to maintain an uncompromising commitment to become a top brand.

Given the Company's limited operating history, the Company cannot reliably estimate how much revenue it will receive in the future, if any.

Milestones

DNA PRO-FIT LLC was incorporated in the State of Florida in March 2015.

Since then, we have:

- 138K visitors to our website

- 40K followers in our social channels

Historical Results of Operations

Our company was organized in March 2015 and has limited operations upon which prospective investors may base an evaluation of its performance.

- *Revenues & Gross Margin.* For the period ended December 31, 2017, the Company had revenues of $4,324 compared to the year ended December 31, 2016, when the Company had revenues of $2,323. Our gross margin was 21.02% in fiscal year 2017, compared to 56.26% in 2016.
- *Assets.* As of December 31, 2017, the Company had total assets of $21,704, including $666 in cash. As of December 31, 2016, the Company had $22,149 in total assets, including $353 in cash.
- *Net Loss.* The Company has had net losses of $7,073 and net losses of $9,040 for the fiscal years ended December 31, 2017 and December 31, 2016, respectively.
- *Liabilities.* The Company's liabilities totaled $0 for the fiscal year ended December 31, 2017 and $4,520 for the fiscal year ended December 31, 2016.

Liquidity & Capital Resources

The founder, Domingo Correa contributed $11,000 and $19,000 for the years ended December 31, 2017 and 2016, respectively, as a capital contribution, with no terms for repayment.

After the conclusion of this Offering, should we hit our minimum funding target, our projected runway is 24 months before we need to raise further capital.

We plan to use the proceeds as set forth in this Form C under "Use of Funds". We don't have any other sources of capital in the immediate future.

We will likely require additional financing in excess of the proceeds from the Offering in order to perform operations over the lifetime of the Company. We plan to raise capital in 12 months. Except as otherwise described in this Form C, we do not have additional sources of capital other than the proceeds from the offering. Because of the complexities and uncertainties in establishing a new business strategy, it is not possible to adequately project whether the proceeds of this offering will be sufficient to enable us to implement our strategy. This complexity and uncertainty will be increased if less than the maximum amount of securities offered in this offering is sold. The Company intends to raise additional capital in the future from investors. Although capital may be available for early-stage companies, there is no guarantee that the Company will receive any investments from investors.

Runway & Short/Mid Term Expenses

DNA PRO-FIT LLC cash in hand is $616.26, as of August 2018. Over the last three months, revenues have averaged $200/month, cost of goods sold has averaged $40/month, and operational expenses have averaged $160/month, for an average burn rate of $0 per month. Our intent is to be profitable in 18 months.

We have minimized our expenses in order to keep us in business. Additionally, we have not been able to invest in marketing spend in order to grow and create brand awareness. Currently we have minimized our expenses in order to keep us in business but this has limited the company's ability to market product and continue to grow. In lieu of a successful raise, we will continue with minimal expenses and will seek other funding opportunities.

FINANCIAL INFORMATION

29. Include financial statements covering the two most recently completed fiscal years or the period(s) since inception, if shorter:

Refer to Appendix C, Financial Statements

STAKEHOLDER ELIGIBILITY

30. With respect to the issuer, any predecessor of the issuer, any affiliated issuer, any director, officer, general partner or managing member of the issuer, any beneficial owner of 20 percent or more of the issuer's outstanding voting equity securities, any promoter connected with the issuer in any capacity at the time of such sale, any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities, or any general partner, director, officer or managing member of any such solicitor, prior to May 16, 2016:

(1) Has any such person been convicted, within 10 years (or five years, in the case of issuers, their predecessors and affiliated issuers) before the filing of this offering statement, of any felony or misdemeanor:

- i. in connection with the purchase or sale of any security? ☐ Yes ☑ No
- ii. involving the making of any false filing with the Commission? ☐ Yes ☑ No
- iii. arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, funding portal or paid solicitor of purchasers of securities? ☐ Yes ☑ No

(2) Is any such person subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the filing of the information required by Section 4A(b) of the Securities Act that, at the time of filing of this offering statement, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

- i. in connection with the purchase or sale of any security? ☐ Yes ☑ No
- ii. involving the making of any false filing with the Commission? ☐ Yes ☑ No
- iii. arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, funding portal or paid solicitor of purchasers of securities? ☐ Yes ☑ No

(3) Is any such person subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

- i. at the time of the filing of this offering statement bars the person from:
  - A. association with an entity regulated by such commission, authority, agency or officer? ☐ Yes ☑ No
  - B. engaging in the business of securities, insurance or banking? ☐ Yes ☑ No
  - C. engaging in savings association or credit union activities? ☐ Yes ☑ No
- ii. constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct and for which the order was entered within the 10-year period ending on the date of the filing of this offering statement? ☐ Yes ☑ No

(4) Is any such person subject to an order of the Commission entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 that, at the time of the filing of this offering statement:

- i. suspends or revokes such person's registration as a broker, dealer, municipal securities dealer, investment adviser or funding portal? ☐ Yes ☑ No
- ii. places limitations on the activities, functions or operations of such person? ☐ Yes ☑ No
- iii. bars such person from being associated with any entity or from participating in the offering of any penny stock? ☐ Yes ☑ No

(5) Is any such person subject to any order of the Commission entered within five years before the filing of this offering statement that, at the time of the filing of this offering statement, orders the person to cease and desist from committing or causing a violation or future violation of:

- i. any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act of 1940 or any other rule or regulation thereunder? ☐ Yes ☑ No
- ii. Section 5 of the Securities Act? ☐ Yes ☑ No

(6) Is any such person suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☑ No

(7) Has any such person filed (as a registrant or issuer), or was any such person or was any such person named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before the filing of this offering statement, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is any such person, at the time of such filing, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes ☑ No

(8) Is any such person subject to a United States Postal Service false representation order entered within five years before the filing of the information required by Section 4A(b) of the Securities Act, or is any such person, at the time of filing of this offering statement, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☑ No

If you would have answered "Yes" to any of these questions had the conviction, order, judgment, decree, suspension, expulsion or bar occurred or been issued after May 16, 2016, then you are NOT eligible to rely on this exemption under Section 4(a)(6) of the Securities Act.

OTHER MATERIAL INFORMATION

31. In addition to the information expressly required to be included in this Form, include:

- (1) any other material information presented to investors; and

- (2) such further material information, if any, as may be necessary to make the required statements, in the light of the circumstances under which they are made, not misleading.

All information presented to investors hosted on Wefunder.com is available in Appendix A: Business Description & Plan.

ONGOING REPORTING

32. The issuer will file a report electronically with the Securities & Exchange Commission annually and post the report on its website, no later than:

120 days after the end of each fiscal year covered by the report.

33. Once posted, the annual report may be found on the issuer's website at:

https://www.dnapro-fit.com/invest

The issuer must continue to comply with the ongoing reporting requirements until:

1. the issuer is required to file reports under Exchange Act Sections 13(a) or 15(d);
2. the issuer has filed at least one annual report and has fewer than 300 holders of record;
3. the issuer has filed at least three annual reports and has total assets that do not exceed $10 million;
4. the issuer or another party purchases or repurchases all of the securities issued pursuant to Section 4(a)(6), including any payment in full of debt securities or any complete redemption of redeemable securities; or the issuer liquidates or dissolves in accordance with state law.

APPENDICES

Appendix A: Business Description & Plan

Appendix B: Investor Contracts

DNA Pro-fit Revenue Share
DNA Pro-fit Early Bird Revenue Share

Appendix C: Financial Statements

Financials 1

Appendix D: Director & Officer Work History

Domingo Correa

Appendix E: Supporting Documents

DNA_Pro-fit_Operating_Agreement.pdf



INVEST IN DNA PRO-FIT

maximum target met

$0

raised of $0 maximum target from 0 investors

Bringing effective fitness supplements to a $133B market

Our brand, "Day Night Aid for Professional Fitness" provides a carefully engineered line of nutritional supplements designed to satisfy the day and night requirements of those seeking to lose weight and optimize athletic performance. The three major components - dietary supplements, fitness tips, and equipment - are designed to ensure our customers get maximum workout results.



Domingo Correa
President and CEO
Master implementing strategies to maximize profitability for multi-million dollar companies.


DNA
PRO-FIT
Extreme Core
SUPPORT FAT LOSS
SUPPRESS APPETITE
BOOST METABOLISM
INCREASE ENERGY

Why you may want to invest

1. Our website has seen 138K visitors.
2. The global fitness supplement market is estimated at $133B.
3. Our social channels have more than 40k followers.
4. 190M U.S. adults use dietary supplements.

$ 250 min

REMIND ME (3)

What you are investing in

Revenue Share

10% of revenues

~~2.0X~~ **2.25X** payback multiple

2.25X REVENUE SHARING

Investors who fund the first $300,000 of this fundraise will receive 100% of their principal and an additional 125% on top.

Secured revenue share

The company will pay investors 10% of revenues each quarter until 100% of your principal is returned plus 100% on top.

Earning a return

Learn more about revenue shares

Investor perks

$250+
10% personal discount for 3 months after closing + Your name under the "Pearl Investor" section of our website.

$500+
10% personal discount for 6 months + 1 DNA Pro-Fit extra small gift (1 item) + Your name under the "Emerald Investor" section of our website.

Our Ambition

Our ambition is to become a leading brand of weight loss and fitness supplements. Our main goal is to attract and maintain customers and always exceed their expectations to build long-term relationships and trust. By offering a superior product line, an outstanding customer service experience, and employing innovative marketing techniques, we plan to develop relationships with mass merchandisers throughout the globe to maintain an uncompromising commitment to become a top brand.

DNA_PRO-FIT.pdf

https://dnapro-fit.com

$1,000+
10% personal discount for 12 months + 1 DNA Pro-Fit small gift (Shirt, Pill Box, Tape/Caliper Kit) + Your name under the "Sapphire Investor" section of our website.

$2,500+
15% personal discount for 15 months + 1 DNA Pro-Fit medium gift (Shirt, Pill Box, Tape/Caliper Kit, and water bottle) + Your name under the "Bronze Investor" section of our website.

$5,000+
15% personal discount for 18 months + 1 DNA Pro-Fit medium gift + 1 DNA Extreme Core bottle with your name on it + Your name under the "Silver Investor" section of our website.

$10,000+
15% personal discount for 21 months + 1 DNA Pro-Fit large gift (Shirt, hat, gym gloves, Pill Box, Tape/Caliper Kit, and water bottle) + 1 DNA Extreme Core bottle with your name on it (from the first batch ever made) + Your name under the "Gold Investor" section of our website.

$25,000+
20% personal discount code valid for 24 months after closing + 1 DNA Pro-Fit Owner gift (Shirt, hat, gym gloves, Pill Box, Tape/Caliper Kit, and water bottle) + 1 DNA Extreme Core bottle with your name on it (from the first batch ever made) + Your name under the "Platinum Investor" section of our website.

see less

b2cretail b2cfood main street … and fitness … tech … tech

Why was DNA Pro-Fit created?

We know the body is a perfect machine that depends on timing. Releasing the right nutrients at the proper time will effectively keep the body functioning to help achieve the best results.

DNA PRO-FIT (short for Day Night Aid for Professional Fitness) will market and sell a carefully engineered line of nutritional supplements, designed to satisfy the requirements of those seeking to lose weight and optimize athletic performance. Our mission is to become a leading brand of weight loss and fitness supplements by attracting and maintaining customers, always exceeding their expectations, and building long-term relationships and trust.

Our organizational objectives are to continue expanding our product line through research and development, maintaining an expansive online presence, events starting in the first year of operations, continuous reinvestment of after-tax cash flow into the company's inventory levels, as well as develop relationships with fitness centers, supplement stores, and mass merchandisers in the U.S. and throughout the globe.


DNA
PRO-FIT

Our Main Supplement: DNA Extreme Core


DNA
Extreme Core

We have introduced to the market our first product. A daytime weight loss supplement called DNA Extreme Core, it was created with a unique blend of 15 potent ingredients that support fat loss, suppresses appetite, and increases energy.

How does DNA Extreme Core work?

When you first stimulate your body, it feels it and responds accordingly. Your body will respond by helping you increase your body's use of energy, and when you use more energy, you burn more fat!

DNA Extreme Core increases fat oxidation in the muscles, which increases the rate at which muscles tissue burns fat for fuel. It also causes a thermogenic effect, which raises calorie expenditure. Also, it allows you to stay focused on your diet and easily adhere to reduced calorie plans by suppressing your appetite to maximize calorie deficit.

Market Analysis (USA)

190 Million

Adults Take Supplements

$42 Billion

Approximate Market

70.7% Adults

Overweight and Obesity


Who takes supplements?
90%
80%
70%
60%
50%
73%
79%
74%
75%
80%
Men
Women
Age 18-34
Age 35-54
Age 55+
What are the users taking?
100%
80%
60%
40%
20%
0%
98%
49%
39%
29%
19%
Vitamins & Minerals
Specialty Supplements
Herbals or Botanicals
Sports Nutrition
Weight Management
Why do they take supplements?
50%
40%
30%
20%
10%
0%
46%
30%
28%
24%
Health and wellness benefits
Energy
Fill in nutrient gaps
Immune health
Where do they buy their supplements?
50%
40%
30%
20%
10%
0%
42%
38%
23%
23%
17%
16%
Mass merch.
Drug stores
Warehouse clubs*
Supermarkets*
Internet
Vitamin retailers
Source: Council for Responsible Nutrition

Sales & Trends (USA)


U.S. Internet Supplements Sales and Growth 2005-2018 (USD Milion)
$4,000.00
$3,500.00
$3,000.00
$2,500.00
$2,000.00
$1,500.00
$1,000.00
$500.00
$-
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E
Sales
Growth


U.S.Supplement Growth by Retail and Internet Channel 2005-2018
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E
Mass Mkt Growth
Natural & Specialty Growth
Internet Growth

Global Sales and Growth


Global Supplement Industry Sales and Growth 2004-2014 (USD Milion)
$120,000.00
$100,000.00
$80,000.00
$60,000.00
$40,000.00
$20,000.00
$-
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Sales
Growth


Global Dietary Supplement Market 2016 – 2022 (USD Million)
$250,000.00
$200,000.00
$150,000.00
$100,000.00
$50,000.00
$-
$132,800.00
$220,300.00
2016
2017
2018
2019
2020
2021
2022

Our Next Products



Weight Control Supplements
Night Time Fat Burner
Similar to DNA Extreme Core, the night time formula was engineered to help burn fat during the night time
Carb/Fat Blocker
Created with natural ingredients to enhance our customers weight loss journey
Mixed Sports Nutrition
Signature Day Protein
Formulated to effectively give your body an energy boost while providing your muscles with isolated protein to promote lean growth
Signature Night Protein
Developed to provide an optimal solution for those seeking to increase muscle mass as well as for those trying to lose weight
Day & Night Multi-Vitamin
Engineered to effectively provide the correct vitamins and minerals at the time your body needs it
DNA DETOX
Aimed to help the body get rid of stored toxins as well as increasing the body's natural ability to absorb nutrients, mineral and vitamins
High Performance Supplements
Pre-Workout Formula
Carefully designed to help athletes perform the most effective workouts, while increasing power and reducing fatigue
Post-Workout Formula
Aimed to help users promote muscle growth and recovery
BCAA (Branched-Chain Amino Acids)
Enhanced with additional excipients to maximize absorption
Amino Acid Complex
Created to provide an enriched alternative for fitness addicts to improve muscle stimulation and recovery
Our product line is designed to offer a healthy and efficient intake of vitamins, minerals, proteins, and amino acids to maximize results and help our customers achieve their fitness objectives.

Our Key Objectives

DNA PRO-FIT's objectives for the first years are:

- Launch a dynamic marketing campaign to drive customers toward the company's website and other online channels.
- Continuously improve the company's e-commerce site in order to make DNA PRO-FIT an iconic brand for sport supplements, fitness equipment, and accessories.
- Manage and continuously re-engineer the infrastructure for the fulfillment of sales.
- Continue being scalable to develop new and more profitable sales channels.

Investor Presentation


DNA PRO-FIT
DNA PRO-FIT
The Smart Solution for a Healthier Lifestyle

Where is Investment Capital Going?


Funding Fees
Operational Expenses
Warehousing
Utilities
Recurrent Fees and Memberships
Shipping Supplies
Office Supplies
Accounting and Legal Fees
7%
20%
7%
26%
40%
Inventory
Signature Day Protein
Branched-Chain Amino Acids (BCAA)
If funding exceeds $75k
Signature Night Protein ($75k-$125k)
Amino Acid Complex Plus ($125k-$175k)
Night Time Fat Burner ($175k-$225k)
Marketing
Social Media Target Ads
Social Media Influencer Fees
Print Advertising
Use of Proceeds ($75K)



The Smart Solution for a Healthier Lifestyle

Dear Investors,

The world has never been more conscious about fitness and healthy habits as it is at this time. Currently, the dietary supplement market surpasses the $133 Billion dollar mark and continues to grow, with one of the reasons being the current concerns about overweight and obesity throughout the world. Additionally, the world has been surrounded with social networks that showcase fitness models and fitness addicts, giving them exposure, popularity, and increasing awareness about healthier habits.

My name is Domingo Correa and I am the Founder of DNA Pro-Fit. I have personally dealt with weight issues my whole life and I understand the struggle to lose weight and find supplements that are effective. People are always looking for that magic pill that will help you lose weight or make you gain muscle instantaneously without any effort, but our mission is to tell those people "There is no such thing as a magic pill" and to stay away from anyone offering a "magic anything." Nevertheless, there are supplements that can expedite the process for achieving your fitness goals.

Our mission at DNA Pro-Fit is simple: to provide a one-stop shop for supplements, fitness equipment, and accessories for those looking to become a better version of themselves. With a lack of innovative products on the market, this is the perfect time to change the fitness game. We have created and launched our first product DNA Extreme Core and we will continue to create products advance the name of our brand. In the future, we will continue to add more tools (diets, recipes, workout routines) for our customers to start and sustain a healthier lifestyle. We are closing the gap between fitness professionals and people who are just starting to be more conscious about their habits.

Our focus these first years has been to build the business structure to make this brand scalable and be able to make it a top brand in the world. Now, it's time to execute our vision and become a best in class brand.

We want to thank you in advance for your interest in becoming a part of the DNA Pro-Fit family, for your support, and for believing in our vision. Your help is key to take our brand to the next level and our commitment is to continue innovating.

Much love,

sig.png

Domingo Correa

Founder



Domingo Correa

President and CEO

Master implementing strategies to maximize profitability for multi-million dollar companies.

AND THE REST OF THE TEAM



Michael Vivero

Interview

– COLLAPSE ALL

WF: How big is the market?

DP: The global dietary supplements market has continuously grown from $96 billion in 2012 to over $132.8 billion in 2016. Just the sports nutrition and weight management market is expected to reach $45.27 billion by 2022.

WF: How will you make money?

DP: During the first years, we project that DNA PRO-FIT will process 90% of its sales online through high volume channels including Amazon, Groupon, Bonanza, and the company's website. The last 10% of our sales are projected to be though other conventional channels: retails, distributors, health clubs, as we continue to grow.

WF: How will you acquire more customers?

DP: DNA PRO-FIT will establish a dynamic and innovative marketing strategy to achieve brand awareness, grow the customer base, and drive business growth within the nutritional supplement. Our marketing mix relies heavily on unique promotions to set us apart from our local competitors. The ultimate goal is to increase sales by 33% per month for the first 6 months, then maintain a positive and steady 5% growth each month. By implementing such strategy, we'll promote the visibility of DNA PRO-FIT's unique product offerings. The long-range goal is to not only dominate the supplement market, but to create an icon brand.

Primarily, the business will use an online-based marketing strategy using website ads, social media influencers, and paid search engine promotions in order to develop the initial sales of DNA PRO-FIT's product line. Although the initial expenses of this type of marketing might be expensive, in the long run, this will become the most cost-effective way to enhance our return on investment as it relates to its marketing budget.

WF: Who are your competitors? How are you different?

DP: There are more than 7,500 businesses that could potentially replicate a formulation similar to that of DNA PRO-FIT's supplements. It is difficult to determine the competition that we'll face as we progress through our operations. As such, it is necessary that we implement a number of different targeted marketing strategies in order to effectively brand and differentiate our products in order to highlight the product quality and selection as well as the excellent customer experience. Additionally, DNA PRO-FIT will not focus on their competitors, but in creating strategic partnerships, will continuously improve brand loyalty and exposure.

WF: What do you understand about your business that others don't get?

DP: DNA PRO-FIT is preparing to enter into a market that has some reputable players but limited leadership. The company's sustainable competitive advantage is defined by:

Outstanding Customer Service: DNA PRO-FIT understands that shoppers are focusing on their experience right now. The expectation is even greater for online shopping since it does not have the benefit of seeing the product up close, touching it, and testing it. For these reasons, we are hyper-focused on providing an exceptional customer experience and to be able to benchmark itself with best in class companies.

Results-Driven Supplements: We know that the market will value the effectiveness of the products, which for many customers will replace the need for countless separate supplements.

Affordability and Competitive Pricing: We're committed to designing products that effectively reach a variety of segments for both cost-conscious consumers as well as those seeking "luxury" products.

Quality Brand: DNA PRO-FIT is only going to put the name on products that meet high standards. We plan to offer numerous products beyond the sports nutritional supplement, but will only offer products that advance the company's name.

WF: Do you have FDA approval for all your products?

DP: The FDA does not have an approval process for formulas in our industry. However, the FDA mandates strict manufacturing, testing, and quality procedures. For this reason, we only work cGMP Manufacturers (Certified in Good Manufacturing Practices) to ensure all FDA standards are met and/or exceeded.

WF: Have you done a risk analysis?

DP: Yes, our team is dedicated to understand all aspects of the business.

Like any other business, there are risks associated with operations and growth as shown below:

Development Risk – Low

The Company has already developed its proprietary formulas. The primary development risk faced by the business is management's ability to raise the required capital to buy inventory and to invest in the marketing plan.

Financing Risk – Low

The margins achieved from the sale of our products are substantial, and the operating income of the business will ensure that the business is able to remain profitable and cash flow positive at all times.

Marketing Risk – Low/Moderate

Management intends to use dynamic marketing strategies to target people interested in weight management and performance supplements.

WF: Is there any other way I can help?

DP: Yes, creating brand awareness is one of the most valuable contributions from our investors. From referring our brand to that friend who owns a supplement shop to recommending it to that nephew who wants to lose some weight. Remember, as an investor, from this point forward you are part of the DNA PRO-FIT Family.

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RISKS

1

Competitive marketplace: There are more than 7,500 businesses that could potentially replicate a formulation similar to that of DNA PRO-FIT's supplements. It is difficult to determine the competition that the Company will face as it progresses through its operations. As such, it is necessary that the Company implement a number of different targeted marketing strategies in order to effectively brand and differentiate the products offered by the business in order to highlight the product quality and selection as well as the excellent customer experience.

READ MORE RISKS

OTHER DISCLOSURES

Read the **Form C** filed with the SEC for other important disclosures, like financial statements, Directors, Officers, shareholders with more than 20% of voting rights, use of funds, and more.

THE FUNDING PORTAL

DNA PRO-FIT is conducting a Regulation Crowdfunding offering via **Wefunder Portal LLC**. CRD Number: #283503.

$250 min

INVEST

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